Exhibit 4.8


                               AMEREN CORPORATION

                                  Company Order

                                         March 4, 2002


THE BANK OF NEW YORK
as Trustee
c/o BNY Trust Company of Missouri
101 Barclay Street, Floor 21W
New York, New York 10286

Ladies and Gentlemen:

     Application is hereby made to The Bank of New York, a New York banking corporation, as trustee (the "Trustee"), under the Indenture, dated as of December 1, 2001 (the "Indenture"), between Ameren Corporation, a Missouri corporation (the "Company"), and the Trustee for the authentication and delivery of $345,000,000 aggregate principal amount of the Company's Notes due May 15, 2007 (the "Notes"), pursuant to the provisions of Article II of the Indenture. Additional Notes without limitation as to amount, and without the consent of the holders of the then Outstanding Notes, may also be authenticated and delivered in the manner provided in Section 2.05 of the Indenture. All capitalized terms not defined herein that are defined in the Indenture shall have the same meaning as used in the Indenture.

     The Notes will be registered under the Securities Act of 1933, as amended, and issued in the form of a Global Note and a definitive Note. The definitive Note (No. R-1) will be registered in the name of The Bank of New York, as purchase contract agent and trustee (the "Purchase Contract Agent"), pursuant to a Purchase Contract Agreement, dated as of March 1, 2002 (the "Purchase Contract Agreement"), by and between the Company and the Purchase Contract Agent, in the aggregate principal amount of $345,000,000, and such definitive Note will be endorsed in blank and delivered by the Purchase Contract Agent to BNY Trust Company of Missouri, as collateral agent, custodial agent and securities intermediary (the "Collateral Agent"), under the Pledge Agreement, dated as of March 1, 2002 (the "Pledge Agreement"), by and among the Company, the Purchase Contract Agent and the Collateral Agent. The Global Note (No. R-2) will be delivered to the Purchase Contract Agent, as custodian for The Depository Trust Company ("DTC"), and will be registered in the name of Cede & Co., in an aggregate principal amount of $0. Pursuant to Section 2.05(c) of the Indenture, the definitive Notes will have the terms set forth in the form of definitive Note attached hereto as Exhibit A (which terms are incorporated by reference in this Company Order) and the Global Note will have the terms set forth in the form of Global Note attached hereto as Exhibit B (which terms are incorporated by reference in this Company Order). The Notes will be issued only in denominations of $25 and integral multiples thereof. Transfers of beneficial interests between the definitive Note and the Global Note will be effected pursuant to the terms of the Purchase Contract Agreement, the Pledge Agreement and the Indenture and the customary procedures of DTC and DTC's participants.

     In connection with this Company Order, there are delivered to you herewith the following:

     1. Certified copies of the resolutions adopted by the Board of Directors of the Company and by the Executive Committee of the Board of Directors of the Company authorizing this Company Order and the issuance and sale of the Notes by the Company pursuant to
          Section 2.05(c)(1) of the Indenture;

     2. Opinions of Counsel addressed to you or in which it is stated that you may rely pursuant to Section 2.05(c)(2) of the Indenture;

     3.   Officers' Certificate pursuant to Section 2.05(c)(3) of the Indenture;
          and

     4. A definitive Note (No. R-1) and a Global Note (No. R-2) representing the Notes executed on behalf of the Company in accordance with the terms of Section 2.05(a) of the Indenture.

     You are hereby instructed to authenticate the definitive Note and the Global Note representing the Notes and deliver such definitive Note and such Global Note representing the Notes as contemplated by the Purchase Contract Agreement and the Pledge Agreement at the closing thereof, such closing to be held at 9:00 A.M., New York City time, March 4, 2002, at the offices of Thelen Reid & Priest LLP, New York, New York.

     Please acknowledge receipt of the definitive Note and the Global Note representing the Notes, the instructions referred to above and the supporting documentation pursuant to the Indenture referred to above.

                                        Very truly yours,


                                        AMEREN CORPORATION



                                        By:   /s/ Warner L. Baxter
                                           -------------------------------------
                                           Name:  Warner L. Baxter
                                           Title: Senior Vice President, Finance

     Receipt from the Company of the definitive Note and the Global Note representing the Notes, certain instructions related thereto and the supporting documentation pursuant to the Indenture in connection with the authentication and delivery of the Notes is hereby acknowledged.

                                        THE BANK OF NEW YORK,
                                        as Trustee

                                        By:   /s/ Robert A. Massimillo
                                           -------------------------------------
                                           Name:  Robert A. Massimillo
                                           Title: Vice President

                                    EXHIBIT A

                             FORM OF DEFINITIVE NOTE

                               AMEREN CORPORATION

                              NOTE DUE MAY 15, 2007

CUSIP: 023608AD4                         NUMBER:  R-

ORIGINAL ISSUE DATE: March 4, 2002       PRINCIPAL AMOUNT:  Listed on Schedule I
                                                            hereto

MATURITY DATE:  May 15, 2007

     AMEREN CORPORATION, a corporation of the State of Missouri (the "Company"), for value received hereby promises to pay to _________, or registered assigns, the principal amount specified above on the Maturity Date set forth above, and to pay interest thereon from and including the Original Issue Date specified above or from and including the most recent interest payment date to which interest has been paid or duly provided for quarterly in arrears on May 15, August 15, November 15 and February 15 of each year, commencing May 15, 2002 (each, an "Interest Payment Date"), initially at the rate of 5.20% per annum (the "Interest Rate") through and including February 15, 2005 and thereafter at the remarketing rate (the "Remarketing Rate") determined by the Remarketing Agent (as herein defined) in the manner described below, until the principal hereof is paid or made available for payment; provided that if there has been a Failed Remarketing (as herein defined), the Remarketing Rate will be equal to the Interest Rate until (i) the Notes are successfully remarketed pursuant to
Section 5.4 of the Purchase Contract Agreement (as herein defined) and the Remarketing Agreement (as herein defined) or (ii) if the Last Failed Remarketing (as herein defined) shall have occurred, the principal of the Notes is paid or made available for payment. The Remarketing Rate to be established by the Remarketing Agent on the Remarketing Date or any Subsequent Remarketing Date (each as herein defined), as the case may be, must be sufficient to cause the then current aggregate market value of the then Outstanding Notes to be equal to at least 100.25% of the Remarketing Value (as herein defined), assuming, for this purpose, even if not true, that all of the Notes are held as components of Normal Units (as defined in the Purchase Contract Agreement) and will be remarketed. Pursuant to the Purchase Contract Agreement and the Remarketing Agreement, the Remarketing Rate will be determined on the third Business Day immediately preceding February 15, 2005 (the "Remarketing Date") or, if the Remarketing Agent cannot establish such a Remarketing Rate on the Remarketing Date, on each of the two immediately following Business Days, on each of the three Business Days immediately preceding April 1, 2005 or on the third Business Day immediately preceding May 15, 2005 (each, a "Subsequent Remarketing Date"). If the Remarketing Agent cannot establish such a Remarketing Rate on the Remarketing Date, any of the two Business Days immediately following the Remarketing Date or any of the three Business Days immediately preceding
April 1, 2005, the remarketing in each such period will be a failed remarketing (each, a "Failed Remarketing"). If a Failed Remarketing occurs, the Remarketing Agent will attempt to establish a Remarketing Rate on the third Business Day immediately preceding May 15, 2005. If the Remarketing Agent cannot establish such Remarketing Rate, the "Last Failed Remarketing" will be deemed to have occurred.

     "Purchase Contract Agreement" means a Purchase Contract Agreement between the Company and The Bank of New York, as Purchase Contract Agent and Trustee, dated as of March 1, 2002.

     "Remarketing Agent" means Goldman, Sachs & Co., engaged by the Company pursuant to the Remarketing Agreement, dated March 4, 2002, among the Company the Remarketing Agent and The Bank of New York, as Purchase Contract Agent and Trustee (the "Remarketing Agreement").

     "Remarketing Value" means the sum of

     (i) the value at the Remarketing Date, or any Subsequent Remarketing Date, as the case may be, of U.S. Treasury securities that will pay, on or prior to May 15, 2005, an amount of cash equal to the aggregate interest payments that are scheduled to be payable on that date on the Notes which are included in Normal Units and are participating in the remarketing, assuming for that purpose, even if not true, that the interest rate on the Notes is equal to the Interest Rate, and

     (ii) the value at the Remarketing Date, or any Subsequent Remarketing Date, as the case may be, of U.S. Treasury securities that will pay, on or prior to May 15, 2005, an amount of cash equal to the principal amount of such Notes that are included in Normal Units and which are participating in the remarketing, provided that for purposes of clauses (i) and (ii) above, the Remarketing Value shall be calculated on the assumptions that (x) the U.S. Treasury securities are highly liquid and mature on or within 35 days prior to May 15, 2005, as determined in good faith by the Remarketing Agent in a manner intended to minimize the cash value of the U.S. Treasury securities, and (y) the U.S. Treasury securities are valued based on the ask-side price of the U.S. Treasury securities at a time between 9:00 a.m. and 11:00 a.m., New York City time, selected by the Remarketing Agent, on the Remarketing Date or any Subsequent Remarketing Date, as the case may be, as determined on a third-day settlement basis by a reasonable and customary means selected in good faith by the Remarketing Agent, plus accrued interest to that date.

     The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year consisting of twelve 30-day months. The amount of interest payable for any period shorter than a 90-day quarterly period for which interest is computed will be computed on the basis of the actual number of days elapsed in such 90-day period. In the event that any date on which interest is payable on this Note is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date (except for interest payable on the Maturity Date or, if applicable, acceleration) will, as provided in the Indenture, be paid to the person in whose name this Note is registered at the close of business on the Regular Record Date for such interest installment, which shall be the close of business 15 calendar days prior to an Interest Payment Date; provided that the first Interest Payment Date for any part of this Note, the Original Issue Date of which is after a Regular Record Date but prior to the applicable Interest Payment Date, shall be the Interest Payment Date following the next succeeding Regular Record Date; and provided, that interest payable on the Maturity Date set forth above or, if applicable, upon acceleration, shall be payable to the Person to whom principal shall be payable. Except as otherwise provided in the Indenture (referred to herein), any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and shall be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Noteholders not more than fifteen days or fewer than ten days prior to such Special Record Date.

     Principal, applicable premium and interest due at the Maturity of this Note shall be payable in immediately available funds when due upon presentation and surrender of this Note at the corporate trust office of the Trustee or at the authorized office of any paying agent in the Borough of Manhattan, The City and State of New York or St. Louis, Missouri. Interest on this Note (other than interest payable at Maturity) shall be paid by check payable in clearinghouse funds to the Holder as its name appears on the register; provided, that if the Trustee receives a written request from any Holder of Notes, the aggregate principal amount of all of which having the same Interest Payment Date as this Note equals or exceeds $10,000,000, on or before the applicable Regular Record Date for such Interest Payment Date, interest on the Note shall be paid by wire transfer of immediately available funds to a bank within the continental United States (designated by such older in its request or by direct deposit into the account of such Holder designated by such Holder in its request if such account is maintained with the Trustee or any paying agent).

     This Note is a duly authorized issue of Notes due May 15, 2007 (the "Notes of this Series") of the Company issued and to be issued under an Indenture dated as of December 1, 2001 between the Company and The Bank of New York, as trustee (herein called the "Trustee", which term includes any successor Trustee under the Indenture) and indentures supplemental thereto (collectively, the "Indenture"). Under the Indenture, one or more series of notes may be issued and, as used herein, the term "Notes" refers to the Notes of this Series. Reference is hereby made to the Indenture for a more complete statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Noteholders and of the terms upon which the Notes are and are to be authenticated and delivered.

     Each Note of this Series shall be dated and issued as of the date of its authentication by the Trustee and shall bear an Original Issue Date. Each Note of this Series issued upon transfer, exchange or substitution of such Note shall bear the Original Issue Date of such transferred, exchanged or substituted Note, as the case may be.

     If a Tax Event shall occur and be continuing, the Company may, at its option, redeem the Notes then Outstanding in whole (but not in part) at any time ("Tax Event Redemption") at a Redemption Price equal to, for each Note, the Redemption Amount (as herein defined) plus accrued and unpaid interest thereon, to the date of redemption (the "Tax Event Redemption Date"). If such Tax Event Redemption occurs prior to a successful remarketing pursuant to Section 5.4 of the Purchase Contract Agreement, the Redemption Price payable with respect to the Notes pledged to the Collateral Agent (as herein defined) under the Pledge Agreement dated as of March 1, 2002 by and among the Company, BNY Trust Company of Missouri, as Collateral Agent, Custodial Agent and Securities Intermediary (the "Collateral Agent"), and The Bank of New York, as Purchase Contract Agent and Trustee (the "Pledge Agreement"), will be paid to the Collateral Agent on the Tax Event Redemption Date on or prior to 12:00 p.m., New York City time, by wire transfer in immediately available funds at such place and at such account as may be designated by the Collateral Agent in exchange for the Notes pledged to the Collateral Agent; in such event, the Collateral Agent shall apply such Redemption Price pursuant to the terms of the Purchase Contract Agreement and the Pledge Agreement.

     Notice of any redemption will be mailed at least 30 days but not more than 60 days before the Tax Event Redemption Date to each registered Holder of the Notes of this Series to be redeemed at its registered address as more fully provided in the Indenture. Unless the Company defaults in payment of the Redemption Price, on and after the Tax Event Redemption Date interest shall cease to accrue on such Notes of this Series.

     "Tax Event" means the receipt by the Company of an opinion of a nationally recognized tax counsel experienced in such matters, which may be Thelen Reid & Priest LLP, to the effect that there is more than an insubstantial risk that interest payable by the Company on the Notes on the next Interest Payment Date will not be deductible, in whole or in part, by the Company for United States federal income tax purposes as a result of (a) any amendment to, or change (including any announced proposed change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein affecting taxation, (b) any amendment to or change in an official interpretation or application of such laws or regulations by any legislative body, court, governmental agency or regulatory authority or (c) any official interpretation or pronouncement that provides for a position with respect to such laws or regulations that differs from the generally accepted position on February 26, 2002, which amendment, change or proposed change is effective or which interpretation or pronouncement is announced on or after February 26, 2002.

     "Quotation Agent" means each of Goldman, Sachs & Co. and Lehman Brothers Inc. or any of their respective successors or any other primary U.S. government securities dealer in The City of New York selected by the Company.

     "Redemption Amount" means, for each Note, the product of (i) the principal amount of such Note and (ii) a fraction whose numerator is the applicable Treasury Portfolio Purchase Price (as herein defined) and whose denominator is the applicable Tax Event Redemption Principal Amount (as herein defined).

     "Tax Event Redemption Principal Amount" means (i) in the case of a Tax Event Redemption Date occurring prior to a successful remarketing of the Notes pursuant to the Purchase Contract Agreement, the aggregate principal amount of Notes included in Normal Units on such date, and (ii) in the case of a Tax Event Redemption Date occurring after a successful remarketing of the Notes pursuant to the Purchase Contract Agreement, the aggregate principal amount of the Notes.

     "Treasury Portfolio Purchase Price" means the lowest aggregate price quoted by a primary U.S. government securities dealer in New York City to the Quotation Agent on the third Business Day immediately preceding the Tax Event Redemption Date for the purchase of the Treasury Portfolio for settlement on the Tax Event Redemption Date.

     "Treasury Portfolio" means: (i) if a Tax Event Redemption occurs prior to a successful remarketing of the Notes pursuant to the provisions of the Purchase Contract Agreement, a portfolio of zero-coupon U. S. T`reasury securities consisting of principal or interest strips of U.S. Treasury securities that mature on or prior to May 15, 2005 in an aggregate amount equal to the applicable Tax Event Redemption Principal Amount and with respect to each scheduled Interest Payment Date on the Notes that occurs after the Tax Event Redemption Date and on or before May 15, 2005, interest or principal strips of U.S. Treasury securities that mature on or prior to such Interest Payment Date in an aggregate amount equal to the aggregate interest payment that would be due on the applicable Tax Event Redemption Principal Amount on such date if the interest rate of the Notes were not reset on the applicable Remarketing Date, and (ii) solely for purposes of determining the Treasury Portfolio Purchase Price in the case of a Tax Event Redemption Date occurring after a successful remarketing of the Notes pursuant to the Purchase Contract Agreement, a portfolio of zero-coupon U.S. Treasury securities consisting of principal or interest strips of U.S. Treasury securities that mature on or prior to the Maturity Date in an aggregate amount equal to the applicable Tax Event Redemption Principal Amount and with respect to each scheduled Interest Payment Date on the Notes that occurs after the Tax Event Redemption Date and on or before the Maturity Date, interest or principal strips of U.S. Treasury securities that mature on or prior to such Interest Payment Date in an aggregate amount equal to the aggregate interest payment that would be due on the applicable Tax Event Redemption Principal Amount of the Notes Outstanding on the Tax Event Redemption Date.

     The Notes do not have the benefit of any sinking fund obligation and will not be redeemable by the Company prior to the Maturity Date, except as set forth herein.

     The Company, at its option, and subject to the terms and conditions provided in the Indenture, will be discharged from any and all obligations in respect of the Notes (except for certain obligations including obligations to register the transfer or exchange of Notes, replace stolen, lost or mutilated Notes, maintain paying agencies and hold monies for payment in trust, all as set forth in the Indenture) if the Company deposits with the Trustee money, U.S. Government Obligations which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, or a combination of money and U.S. Government Obligations, in any event in an amount sufficient, without reinvestment, to pay all the principal of and any premium and interest on the Notes on the dates such payments are due in accordance with the terms of the Notes.

     If an Event of Default shall occur and be continuing with respect to the Notes, the principal of and interest on the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modifications of the rights and obligations of the Company and the rights of the Noteholders under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Outstanding Notes. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange therefor or in lieu thereof whether or not notation of such consent or waiver is made upon this Note.

     As set forth in and subject to the provisions of the Indenture, no Holder of any notes issued under the Indenture will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to such Notes, the Holders of a majority in aggregate principal amount of the Outstanding Notes of all series under the Indenture in respect of which an Event of Default has occurred and is continuing, considered as one class, shall have made written request and offered reasonable indemnity to the Trustee to institute such proceeding as Trustee and the Trustee shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of and any premium or interest on this Note on or after the respective due dates expressed here.

     No reference herein to the Indenture and to provisions of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, places and rates and the coin or currency prescribed in the Indenture.

     As provided in the Indenture, the transfer of this Note is registrable in the Note register. Upon surrender of this Note for registration or transfer at the corporate trust office of the Trustee or such other office as may be designated by the Company in the Borough of Manhattan, the City and State of New York, or St. Louis Missouri, endorsed by or accompanied by a written instrument of transfer in form satisfactory to the Company and the Note registrar, duly executed by the Holder hereof or the attorney in fact of such Holder duly authorized in writing, one or more new Notes of this series of like tenor and of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

     The Notes of this Series are issuable only in registered form, without coupons, in denominations of $25 and integral multiples of $25. As provided in the Indenture, Notes of this Series are exchangeable for a like aggregate principal amount of Notes of this Series of like tenor and of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner thereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     The Indenture and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflicts of law principles thereof.

     Unless the certificate of authentication hereon has been executed by the Trustee, directly or through an Authenticating Agent by manual signature of an authorized officer, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture unless otherwise indicated herein.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                         AMEREN CORPORATION


                                         By:
                                             -----------------------------------
                                         Name:
                                         Title:


         Attest

         By:
              ---------------------------------
              Name:
              Title:


                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

Dated: ____, 2002


         This Note is one of the Notes of the series herein designated, described or provided for in the within-mentioned Indenture.

                                         THE BANK OF NEW YORK, As Trustee

                                         By:
                                              ----------------------------------
                                                    Authorized Signatory

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Note due May 15, 2007 to:

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------
        (Insert assignee's social security or tax identification number)


     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------
                    (Insert address and zip code of assignee)

and irrevocably appoints

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

agent to transfer this Note on the books of the Note register. The agent may substitute another to act for him or her.

Date:
     --------------------------

                                               Signature:
                                                          ----------------------

                                     Signature Guarantee:
                                                          ----------------------

     (Sign exactly as your name appears on the other side of this Security)

                               SIGNATURE GUARANTEE

     Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                   SCHEDULE I

                                 DEFINITIVE NOTE

        The initial amount of the Notes evidenced by this Definitive Note is $345,000,000.
        CHANGES TO PRINCIPAL AMOUNT OF NOTES EVIDENCED BY DEFINITIVE NOTE

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                                                                          PRINCIPAL AMOUNT OF       SIGNATURE OF
                           AMOUNT OF DECREASE                             THE DEFINITIVE NOTE   AUTHORIZED SIGNATORY
                           IN PRINCIPAL AMOUNT   AMOUNT OF INCREASE IN         FOLLOWING            OF TRUSTEE OR
                            OF THE DEFINITIVE     PRINCIPAL AMOUNT OF        SUCH DECREASE            CUSTODIAL
          DATE                    NOTE            THE DEFINITIVE NOTE         OR INCREASE               AGENT
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

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------------------------- ---------------------- ----------------------- ---------------------- ----------------------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------

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

                                    EXHIBIT B

                               FORM OF GLOBAL NOTE

     THIS NOTE IS A GLOBAL NOTE REGISTERED IN THE NAME OF THE DEPOSITARY (REFERRED TO HEREIN) OR A NOMINEE THEREOF AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE FOR THE INDIVIDUAL NOTES REPRESENTED HEREBY AS PROVIDED IN THE INDENTURE REFERRED TO BELOW, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK), TO THE TRUSTEE FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


                               AMEREN CORPORATION

                              NOTE DUE MAY 15, 2007

CUSIP: 023608AD4                         NUMBER:  R-

ORIGINAL ISSUE DATE: March 4, 2002       PRINCIPAL AMOUNT:  Listed on Schedule I
                                                            hereto

MATURITY DATE:  May 15, 2007

     AMEREN CORPORATION, a corporation of the State of Missouri (the "Company"), for value received hereby promises to pay to CEDE & CO., or registered assigns, the principal amount specified above on the Maturity Date set forth above, and to pay interest thereon from and including the Original Issue Date specified above or from and including the most recent interest payment date to which interest has been paid or duly provided for quarterly in arrears on May 15, August 15, November 15 and February 15 of each year, commencing May 15, 2002 (each, an "Interest Payment Date"), initially at the rate of 5.20% per annum (the "Interest Rate") through and including February 15, 2005 and thereafter at the remarketing rate (the "Remarketing Rate") determined by the Remarketing Agent (as herein defined) in the manner described below, until the principal hereof is paid or made available for payment; provided that if there has been a Failed Remarketing (as herein defined), the Remarketing Rate will be equal to the Interest Rate until (i) the Notes are successfully remarketed pursuant to
Section 5.4 of the Purchase Contract Agreement (as herein defined) and the Remarketing Agreement (as herein defined) or (ii) if the Last Failed Remarketing

(as herein defined) shall have occurred, the principal of the Notes is paid or made available for payment. The Remarketing Rate to be established by the Remarketing Agent on the Remarketing Date or any Subsequent Remarketing Date (each as herein defined), as the case may be, must be sufficient to cause the then current aggregate market value of the then Outstanding Notes to equal to at least 100.25% of the Remarketing Value (as herein defined), assuming, for this purpose, even if not true, that all of the Notes are held as components of Normal Units (as defined in the Purchase Contract Agreement) and will be remarketed. Pursuant to the Purchase Contract Agreement and the Remarketing Agreement, the Remarketing Rate will be determined on the third Business Day immediately preceding February 15, 2005 (the "Remarketing Date") or, if the Remarketing Agent cannot establish such a Remarketing Rate on the Remarketing Date, on each of the two immediately following Business Days, on each of the three Business Days immediately preceding April 1, 2005 or on the third Business Day immediately preceding May 15, 2005 (each, a "Subsequent Remarketing Date"). If the Remarketing Agent cannot establish such a Remarketing Rate on the Remarketing Date, any of the two Business Days immediately following the Remarketing Date or any of the three Business Days immediately preceding
April 1, 2005, the remarketing in each such period will be a failed remarketing (each, a "Failed Remarketing"). If a Failed Remarketing occurs, the Remarketing Agent will attempt to establish a Remarketing Rate on the third Business Day immediately preceding May 15, 2005. If the Remarketing Agent cannot establish such Remarketing Rate, the "Last Failed Remarketing" will be deemed to have occurred.

     "Purchase Contract Agreement" means a Purchase Contract Agreement between the Company and The Bank of New York, as Purchase Contract Agent and Trustee, dated as of March 1, 2002.

     "Remarketing Agent" means Goldman, Sachs & Co., engaged by the Company pursuant to the Remarketing Agreement, dated March 4, 2002, among the Company, the Remarketing Agent and The Bank of New York, as Purchase Contract Agent and Trustee (the "Remarketing Agreement").

     "Remarketing Value" means the sum of

     (i) the value at the Remarketing Date, or any Subsequent Remarketing Date, as the case may be, of U.S. Treasury securities that will pay, on or prior to May 15, 2005, an amount of cash equal to the aggregate interest payments that are scheduled to be payable on that date on the Notes which are included in Normal Units and are participating in the remarketing, assuming for that purpose, even if not true, that the interest rate on the Notes is equal to the Interest Rate, and

     (ii) the value at the Remarketing Date, or any Subsequent Remarketing Date, as the case may be, of U.S. Treasury securities that will pay, on or prior to May 15, 2005, an amount of cash equal to the principal amount of such Notes that are included in Normal Units and which are participating in the remarketing, provided that for purposes of clauses (i) and (ii) above, the Remarketing Value shall be calculated on the assumptions that (x) the U.S. Treasury securities are highly liquid and mature on or within 35 days prior to May 15, 2005, as determined in good faith by the Remarketing Agent in a manner intended to minimize the cash value of the U.S. Treasury securities, and (y) the U.S. Treasury securities are valued based on the ask-side price of the U.S. Treasury securities at a time between 9:00 a.m. and 11:00 a.m., New York City time, selected by the Remarketing Agent, on the Remarketing Date or any Subsequent Remarketing Date, as the case may be, as determined on a third-day settlement basis by a reasonable and customary means selected in good faith by the Remarketing Agent, plus accrued interest to that date.

     The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year consisting of twelve 30-day months. The amount of interest payable for any period shorter than a 90-day quarterly period for which interest is computed will be computed on the basis of the actual number of days elapsed in such 90-day period. In the event that any date on which interest is payable on this Note is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date (except for interest payable on the Maturity Date or, if applicable, acceleration) will, as provided in the Indenture (referred to herein), be paid to the person in whose name this Note is registered at the close of business on the Regular Record Date for such interest installment, which as long as any Notes are represented by a Global Note shall be the close of business on the Business Day next preceding such Interest Payment Date; provided, however, if pursuant to the terms of the Indenture the Notes are no longer represented by a Global Note, the Regular Record Date for such interest installment shall be the close of business 15 calendar days prior to an Interest Payment Date; provided, that the first Interest Payment Date for any part of this Note, the Original Issue Date of which is after a Regular Record Date but prior to the applicable Interest Payment Date, shall be the Interest Payment Date following the next succeeding Regular Record Date; and provided, that interest payable on the Maturity Date set forth above or, if applicable, upon acceleration, shall be payable to the Person to whom principal shall be payable. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and shall be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Noteholders not more than fifteen days or fewer than ten days prior to such Special Record Date.

     Payment of the principal of and interest and premium on this Note shall be payable pursuant to Section 2.12(a) of the Indenture.

     This Note is a Global Note issued in respect of a duly authorized issue of Notes due May 15, 2007 (the "Notes of this Series", which term includes any Global Notes representing such Notes) of the Company issued and to be issued under an Indenture dated as of December 1, 2001 between the Company and The Bank of New York, as trustee (herein called the "Trustee", which term includes any successor Trustee under the Indenture) and indentures supplemental thereto (collectively, the "Indenture"). Under the Indenture, one or more series of notes may be issued and, as used herein, the term "Notes" refers to the Notes of this Series. Reference is hereby made to the Indenture for a more complete statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Noteholders and of the terms upon which the Notes are and are to be authenticated and delivered.

     Each Note of this Series shall be dated and issued as of the date of its authentication by the Trustee and shall bear an Original Issue Date. Each Note of this Series issued upon transfer, exchange or substitution of such Note shall bear the Original Issue Date of such transferred, exchanged or substituted Note, as the case may be.

     If a Tax Event shall occur and be continuing, the Company may, at its option, redeem the Notes then Outstanding in whole (but not in part) at any time ("Tax Event Redemption") at a Redemption Price equal to, for each Note, the Redemption Amount (as herein defined) plus accrued and unpaid interest thereon, to the date of redemption (the "Tax Event Redemption Date"). If such Tax Event Redemption occurs prior to a successful remarketing pursuant to Section 5.4 of the Purchase Contract Agreement, the Redemption Price payable with respect to the Notes pledged to the Collateral Agent (as herein defined) under the Pledge Agreement dated as of March 1, 2002 by and among the Company, BNY Trust Company of Missouri, as Collateral Agent, Custodial Agent and Securities Intermediary (the "Collateral Agent"), and The Bank of New York, as Purchase Contract Agent and Trustee (the "Pledge Agreement"), will be paid to the Collateral Agent on the Tax Event Redemption Date on or prior to 12:00 p.m., New York City time, by wire transfer in immediately available funds at such place and at such account as may be designated by the Collateral Agent in exchange for the Notes pledged to the Collateral Agent; in such event, the Collateral Agent shall apply such Redemption Price pursuant to the terms of the Purchase Contract Agreement and the Pledge Agreement.

     Notice of any redemption will be mailed at least 30 days but not more than 60 days before the Tax Event Redemption Date to each registered Holder of Notes of this Series to be redeemed at its registered address as more fully provided in the Indenture. Unless the Company defaults in payment of the Redemption Price, on and after the Tax Event Redemption Date interest shall cease to accrue on such Notes of this Series.

     "Tax Event" means the receipt by the Company of an opinion of a nationally recognized tax counsel experienced in such matters, which may be Thelen Reid & Priest LLP, to the effect that there is more than an insubstantial risk that interest payable by the Company on the Notes on the next Interest Payment Date will not be deductible, in whole or in part, by the Company for United States federal income tax purposes as a result of (a) any amendment to, or change (including any announced proposed change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein affecting taxation, (b) any amendment to or change in an official interpretation or application of such laws or regulations by any legislative body, court, governmental agency or regulatory authority or (c) any official interpretation or pronouncement that provides for a position with respect to such laws or regulations that differs from the generally accepted position on February 26, 2002, which amendment, change or proposed change is effective or which interpretation or pronouncement is announced on or after February 26, 2002.

     "Quotation Agent" means each of Goldman, Sachs & Co. and Lehman Brothers Inc. or any of their respective successors or any other primary U.S. government securities dealer in The City of New York selected by the Company.

     "Redemption Amount" means, for each Note, the product of (i) the principal amount of such Note and (ii) a fraction whose numerator is the applicable

Treasury Portfolio Purchase Price (as herein defined) and whose denominator is the applicable Tax Event Redemption Principal Amount (as herein defined).

     "Tax Event Redemption Principal Amount" means (i) in the case of a Tax Event Redemption Date occurring prior to a successful remarketing of the Notes pursuant to the Purchase Contract Agreement, the aggregate principal amount of Notes included in Normal Units on such date, and (ii) in the case of a Tax Event Redemption Date occurring after a successful remarketing of the Notes pursuant to the Purchase Contract Agreement, the aggregate principal amount of the Notes.

     "Treasury Portfolio Purchase Price" means the lowest aggregate price quoted by a primary U.S. government securities dealer in New York City to the Quotation Agent on the third Business Day immediately preceding the Tax Event Redemption Date for the purchase of the Treasury Portfolio for settlement on the Tax Event Redemption Date.

     "Treasury Portfolio" means: (i) if a Tax Event Redemption occurs prior to a successful remarketing of the Notes pursuant to the provisions of the Purchase Contract Agreement, a portfolio of zero-coupon U. S. Treasury securities consisting of principal or interest strips of U.S. Treasury securities that mature on or prior to May 15, 2005 in an aggregate amount equal to the applicable Tax Event Redemption Principal Amount and with respect to each scheduled Interest Payment Date on the Notes that occurs after the Tax Event Redemption Date and on or before May 15, 2005, interest or principal strips of U.S. Treasury securities that mature on or prior to such Interest Payment Date in an aggregate amount equal to the aggregate interest payment that would be due on the applicable Tax Event Redemption Principal Amount on such date if the interest rate of the Notes were not reset on the applicable Remarketing Date, and (ii) solely for purposes of determining the Treasury Portfolio Purchase Price in the case of a Tax Event Redemption Date occurring after a successful remarketing of the Notes pursuant to the Purchase Contract Agreement, a portfolio of zero-coupon U.S. Treasury securities consisting of principal or interest strips of U.S. Treasury securities that mature on or prior to the Maturity Date in an aggregate amount equal to the applicable Tax Event Redemption Principal Amount and with respect to each scheduled Interest Payment Date on the Notes that occurs after the Tax Event Redemption Date and on or before the Maturity Date, interest or principal strips of U.S. Treasury securities that mature on or prior to such Interest Payment Date in an aggregate amount equal to the aggregate interest payment that would be due on the applicable Tax Event Redemption Principal Amount of the Notes Outstanding on the Tax Event Redemption Date.

     The Notes do not have the benefit of any sinking fund obligation and will not be redeemable by the Company prior to the Maturity Date, except as set forth herein.

     The Company, at its option, and subject to the terms and conditions provided in the Indenture, will be discharged from any and all obligations in respect of the Notes (except for certain obligations including obligations to register the transfer or exchange of Notes, replace stolen, lost or mutilated Notes, maintain paying agencies and hold monies for payment in trust, all as set forth in the Indenture) if the Company deposits with the Trustee money, U.S. Government Obligations which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, or a combination of money and U.S. Government Obligations, in any event in an amount sufficient, without reinvestment, to pay all the principal of and any premium and interest on the Notes on the dates such payments are due in accordance with the terms of the Notes.

     If an Event of Default shall occur and be continuing with respect to the Notes, the principal of and interest on the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modifications of the rights and obligations of the Company and the rights of the Noteholders under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Outstanding Notes. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange therefor or in lieu thereof whether or not notation of such consent or waiver is made upon this Note.

     As set forth in and subject to the provisions of the Indenture, no Holder of any notes issued under the Indenture will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to such Notes, the Holders of a majority in aggregate principal amount of the Outstanding Notes of all series under the Indenture in respect of which an Event of Default has occurred and is continuing, considered as one class, shall have made written request and offered reasonable indemnity to the Trustee to institute such proceeding as Trustee and the Trustee shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of and any premium or interest on this Note on or after the respective due dates expressed here.

     No reference herein to the Indenture and to provisions of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, places and rates and the coin or currency prescribed in the Indenture.

     As provided in the Indenture and subject to certain limitations therein set forth, this Note may be transferred only as permitted by the legend hereto and the provisions of the Indenture.

     The Indenture and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflicts of law principles thereof.

     Unless the certificate of authentication hereon has been executed by the Trustee, directly or through an Authenticating Agent by manual signature of an authorized officer, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture unless otherwise indicated herein.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                         AMEREN CORPORATION


                                         By:
                                             -----------------------------------
                                         Name:
                                         Title:

         Attest

         By:
             ---------------------------------
             Name:
             Title:


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

Dated: _____, 2002


         This Note is one of the Notes of the series herein designated, described or provided for in the within-mentioned Indenture.

                                         THE BANK OF NEW YORK, As Trustee

                                         By:
                                             -----------------------------------
                                                   Authorized Signatory

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Note due May 15, 2007 to:

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------
        (Insert assignee's social security or tax identification number)


     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------
                    (Insert address and zip code of assignee)

and irrevocably appoints

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

agent to transfer this Note on the books of the Note register. The agent may substitute another to act for him or her.

Date:
     --------------------------

                                              Signature:
                                                         -----------------------

                                     Signature Guarantee:
                                                         -----------------------


     (Sign exactly as your name appears on the other side of this Security)

                               SIGNATURE GUARANTEE

         Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                   SCHEDULE I

                                   GLOBAL NOTE

      The initial amount of the Notes evidenced by this Global Note is $0;
          CHANGES TO PRINCIPAL AMOUNT OF NOTES EVIDENCED BY GLOBAL NOTE

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                                                                          PRINCIPAL AMOUNT OF       SIGNATURE OF
                                                                            THE GLOBAL NOTE     AUTHORIZED SIGNATORY
                           AMOUNT OF DECREASE    AMOUNT OF INCREASE IN         FOLLOWING            OF TRUSTEE OR
                           IN PRINCIPAL AMOUNT    PRINCIPAL AMOUNT OF        SUCH DECREASE            CUSTODIAL
          DATE             OF THE GLOBAL NOTE       THE GLOBAL NOTE           OR INCREASE               AGENT
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------

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